Corporate Presentation
August 2007
CHENIERE ENERGY,
INC.
*Corpus Christi LNG, LLC
Cheniere Energy, Inc. 100%
*Artist’s Rendition
*Creole Trail LNG, L.P.
Cheniere Energy, Inc. 100%
*Freeport LNG Development, L.P.
Cheniere Energy, Inc. 30%
* Sabine Pass LNG, L.P.
Cheniere Energy Partners, L.P.
Cheniere Energy, Inc. 91%
Exhibit 99.1

This presentation contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the
Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act.  All statements, other than statements of historical facts, included herein are “forward-looking statements.” Included among “forward-looking statements” are, among other things:
statements that we expect to commence or complete construction of each or any of our proposed liquefied natural gas, or LNG, receiving terminals by certain dates, or at all;
statements that we expect to receive authorization from the Federal Energy Regulatory Commission, or FERC, to construct and operate proposed
LNG receiving terminals by a certain date, or at all;
statements regarding future levels of domestic natural gas production and consumption, or the future level of LNG imports into North America, or regarding projected future capacity of liquefaction or regasification facilities worldwide regardless of the source of such information;
statements regarding any financing transactions or arrangements, whether on the part of Cheniere or at the project level;
statements relating to the construction of our proposed LNG receiving terminals, including statements concerning estimated costs, and the engagement of any EPC contractor;
statements regarding any Terminal Use Agreement, or TUA, or other commercial arrangements presently contracted, optioned, marketed or potential arrangements to be performed substantially in the future, including any cash distributions and revenues anticipated to be received;
statements regarding the commercial terms and potential revenues from activities described in this presentation;
statements regarding the commercial terms or potential revenue from any arrangements which may arise from the marketing of uncommitted capacity from any of the terminals, including the Creole Trail and Corpus Christi terminals which do not currently have contractual commitments;
statements regarding the commercial terms or potential revenue from any arrangement relating to the proposed contracting for excess or expansion capacity for the Sabine Pass LNG Terminal or the Indexed Purchase Agreement (“IPA”) or LNG spot purchase examples described in this presentation;
statements that our proposed LNG receiving terminals, when completed, will have certain characteristics, including amounts of regasification and storage capacities, a number of storage tanks and docks and pipeline interconnections;
statements regarding Cheniere and Cheniere Marketing forecasts, and any potential revenues and capital expenditures which may be derived from any of Cheniere business groups;
statements regarding Cheniere Pipeline Company, and the capital expenditures and potential revenues related to this business group; statements regarding our proposed LNG receiving terminals’ access to existing pipelines, and their ability to obtain transportation capacity on existing pipelines;
statements regarding possible expansions of the currently projected size of any of our proposed LNG receiving terminals;
statements regarding the payment by Cheniere Energy Partners, L.P. of cash distributions;
statements regarding our business strategy, our business plan or any other plans, forecasts, examples, models, or objectives; any or all of which are subject to change;
statements regarding estimated corporate overhead expenses; and
any other statements that relate to non-historical information.
These forward-looking statements are often identified by the use of terms and phrases such as “achieve,” “anticipate,” “believe,” “estimate,” “example,”
“expect,” “forecast,” “opportunities,” “plan,” “potential,” “project,” “propose,” “subject to,” and similar terms and phrases.  Although we believe that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in “Risk Factors” in the Cheniere Energy, Inc. Annual Report on Form 10-K for the year ended December 31, 2006, which are incorporated by reference into this presentation.  All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these ”Risk Factors”. These forward-looking statements are made as of the date of this presentation, and we undertake no obligation to publicly update or revise any forward-looking statements.
Safe Harbor Act

Value Drivers
Cheniere
Marketing, Inc.
Asset
Development
Partnership
Interests
Cheniere Energy
Partners GP, LLC
100%
Cheniere Energy
Partners, L.P.
91%
Freeport LNG
Development, L.P.
30%
Creole Trail
LNG Terminal
Creole Trail
Pipeline*
Corpus Christi
LNG Terminal
*An application was filed with the FERC in July 2007 to merge the Sabine Pass Pipeline into the Creole Trail Pipeline

Financial Summary
$  (?) Marketing
$  63 million Creole Trail Pipeline
$254 million
$  18 million
Cheniere Energy Partners
Management Fees
$  15 million Freeport
$  80 million Overhead
$  69 million Pipeline Tariff
$256 million Sabine Pass TUA
Estimated Sources of Cash
Estimated Uses of Cash
Estimated annual sources and uses of cash on a steady state basis upon full TUA payments at Sabine Pass, to begin 3Q 09

Value Drivers
Cheniere
Marketing, Inc.
Asset
Development
Partnership
Interests
Cheniere Energy
Partners GP, LLC
100%
Cheniere Energy
Partners, L.P.
91%
Freeport LNG
Development, L.P.
30%
Creole Trail
LNG Terminal
Creole Trail
Pipeline
Corpus Christi
LNG Terminal

Freeport LNG Development, L.P.
Cheniere Energy, Inc. 30%
Freeport LNG Construction Site January 2007
1.0  Bcf/d
0.5  Bcf/d
Capacity
~ $15 MM Conoco
Dow
Est. Annual Distribution
to Cheniere Energy, Inc.*
Sold – Terminal Use
Agreement (TUA)
* Expected to begin cash distributions in 3
rd
quarter 2008

Cheniere Energy Partners, L.P. (AMEX: CQP)
Sabine Pass LNG, L.P.
Cheniere Energy, Inc. 91%
1.0  Bcf/d
1.0  Bcf/d
2.0  Bcf/d
Capacity
~ $126
~ $130
~ $256
Total, S.A.
Chevron
Cheniere Marketing
2010 Full-Year Revenue ($MM) Sold – Terminal Use Agreement (TUA)
2010                                                              ~ $254 MM
Estimated Annual Distribution from CQP to Cheniere Energy, Inc. *
* Expected to begin cash distributions in 3
quarter 2009; assumes full performance by all TUA counterparties
Annual Management Fees paid from Sabine Pass and CQP to Cheniere Energy, Inc. ~$18 MM beginning 2009
Sabine Pass Construction Site – August 2007
rd

Value Drivers
Cheniere
Marketing, Inc.
Partnership
Interests
Cheniere Energy
Partners GP, LLC
100%
Cheniere Energy
Partners, L.P.
91%
Freeport LNG
Development, L.P.
30%
Asset
Development
Creole Trail
LNG Terminal
Creole Trail
Pipeline*
Corpus Christi
LNG Terminal
Cheniere Creole Trail Pipeline
under construction; estimated
construction costs ~ $550 million
Site preparation completed
In-service: 2011
Pending final investment decision
Permitted; pending FID
*An application was filed with the FERC in July 2007 to merge the Sabine Pass Pipeline into the Creole Trail Pipeline

Sabine PL
Targa
Transco
Gulf South
Trunkline
Jefferson Island
Storage
Sabine Pass LNG Terminal
Phase I  – 2Q 2008
Phase II – 2Q 2009
Creole Trail LNG
Terminal
Henry Hub
Varibus
NGPL
Transco
Bridgeline
Tennessee
Florida Gas
Creole Trail Pipeline
Liberty
Storage
Starks
Storage
Hackberry
Storage
Texas Eastern
Gulf Coast Markets
Northeast Markets
Southeast Markets
Midwest / Great Lakes Markets
Connects with Henry Hub
Gulf of Mexico
Gulf of Mexico
4Q 2007
ANR
Texas Gas
Transco
Florida Gas
Columbia Gulf
Cypress
Egan
Storage
Pine Prairie
Energy Center
Tennessee
2Q 2008
M.P. 58
Creole Trail –
MP 58*
Creole Trail – Phase II
Potential Pipeline Interconnects:
*An application was filed with the FERC in July 2007 to merge the Sabine Pass Pipeline into the Creole Trail Pipeline

Corpus Christi LNG, LLC
Cheniere Energy, Inc. 100%
Project Status
– FERC permitted
– Site preparation completed
– Detailed engineering
continuing
– Pending final investment
decision
Corpus Christi Site Preparation – May 2007

11 Creole Trail LNG, L.P. Cheniere Energy, Inc. 100% Project Status – FERC permitted Creole Trail Terminal Artist’s Rendition Creole Trail Austin Houston New Orleans

Value Drivers
Cheniere
Marketing, Inc.
Partnership
Interests
Cheniere Energy
Partners GP, LLC
100%
Cheniere Energy
Partners, L.P.
91%
Freeport LNG
Development, L.P.
30%
Asset
Development
Creole Trail
LNG Terminal
Creole Trail
Pipeline
Corpus Christi
LNG Terminal

Cheniere Marketing, Inc.
Annual TUA commitment to Sabine Pass LNG, L.P. is:
– 2 Bcf/d @ $0.32 MMbtu =
$256 million*
Pipeline Tariff Committment $  69 million
Estimated Overhead $  15 million
*Begins January 2009; $5 million per month in 2008 on commencement of commercial operations
Note: The above is subject to a number of assumptions and expectations. Please refer to Page 2 of this presentation

Everett
Everett
Cove Point
Cove Point
Elba Island
Elba Island
Lake Charles
Lake Charles
Sabine Pass
Sabine Pass
Freeport
Freeport
Golden Pass
Golden Pass
Cameron
Cameron
Costa Azúl
Costa Azúl
Canaport
Canaport
Existing
Under Construction
Altamira
Altamira
Source: Websites of Terminal Owners, Wood Mackenzie Limited, Poten & Partners
Altamira                                           700
Shell, Total
Costa Azul 1,000
Shell, Sempra
Canaport 1,000
Irving, Repsol
Total                                    16,800
Golden Pass 2,000
ExxonMobil, ConocoPhillips, QP
Cameron 1,500
Sempra, ENI
Sabine Pass 4,000
Total, Chevron, Cheniere
Freeport 1,500
ConocoPhillips, Dow
Lake Charles - BG 1,800
Elba Island                                     800
BG, Marathon, Shell
Cove Point                                  1,800
BP, Statoil, Shell
Everett - Suez 700
Baseload
Sendout
(MMcf/d)
Terminal
Capacity Holder
North America Onshore
Regasification Capacity By 2010
15.8 Bcf/d North American Atlantic Basin
capacity @ 65% utilization = 10.3 Bcf/d

Next Generation of Terminals
Including Some Terminals Under Construction
No ground breaking of a new LNG terminal in the U.S in 2007
– Mobilization of Notice to Proceed to in-service is 48 months -
2012 at earliest
Higher construction costs: ~ $1 billion for 1 Bcf/d
Utilization constraints:
– Operational:
• Marine access
• Pipeline takeaway
• Storage
– Market size and access
• Affects regional price basis
– Seasonality
Estimated Regas hurdle rate for new projects: $0.75 - $1.00 / MMBtu
Note: The above are estimates concerning the construction and utilization of the next generation of LNG terminals

16 Evolution of LNG Trade Source: WoodMac; GIIGNL; Cheniere Research 0 5 10 15 20 25 30 35 40 2005 2006 2007 2008 2009 2010 Liquefaction Capacity 85% Utilization Rate Spot Trade Volume

Contractual Trends Away from Utilities
0
10
20
30
40
50
Bcf/d
2005 2006 2007 2008 2009 2010 2011 2012
Non-Utility
Non-Utility
Uncommitted
Uncommitted
Utility
Utility
~44% of 2010 LNG supply will seek premium markets
Source: Estimates according to Cheniere Research

Constraint is not Regasification but Natural
Gas Consumption
2010 2007 2000
2.8
4.8
13.9
LNG
Consumption
18.8
~ 10
5.9
1.5 0.7
North America
18.4
~  6
9.6
4.9 3.3
Europe
34.7
~ 16
34.7
27.5 9.8
Asia
Regas
Capacity
LNG
Consumption
Regas
Capacity
Regas
Capacity
LNG
Consumption
Source: GIIGNL; Waterborne LNG, Cheniere Research
Regasification is built for peak utilization because of
seasonal variations

Henry Hub Premium (Discount) to NBP $/Mmbtu
Jan-01
Mar-01
May-01
Jul-01
Sep-01
Nov-01
Jan-02
Mar-02
May-02
Jul-02
Sep-02
Nov-02
Jan-03
Mar-03
May-03
Jul-03
Sep-03
Nov-03
Jan-04
Mar-04
May-04
Jul-04
Sep-04
Nov-04
Jan-05
Mar-05
May-05
Jul-05
Sep-05
Nov-05
Jan-06
Mar-06
May-06
Jul-06
Sep-06
Nov-06
Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
Jan-08
Mar-08
May-08
Jul-08
Sep-08
Nov-08

CHENIERE

NYMEX vs. NBP – August 13, 2007
Historical Data
Futures as of 08/13/07
Henry Hub Index minus National Balancing Point Index
($6.00)
($5.00)
($4.00)
($3.00)
($2.00)
($1.00)
$0.00
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$7.00
<===== Futures =====>
US Premium to UK
US Discount to UK

1 Bcf/d by 2010
– 12 Bcf/d of undecided gas globally
86%  of Henry Hub
94% - 65 cents (GDF transaction)
Seek to capture portion of redirect rights
– Estimate 30 cargoes annually
Cheniere Marketing Strategy
Term Contracts: Indexed Purchase Agreements (IPA)
Spot Market:
1 Bcf/d portion
Seek to capture arbitrage value of HH vs NBP
LNG Gateway: ~ 60 to 100 cargoes annually
Note: The above outlines the current strategy of Cheniere Marketing, which is subject to change.
Please refer to Page 2 of this presentation.

LNG Gateway
Capture the intrinsic value of cross-Atlantic spreads
Capture a portion of the option value associated with
being in the world’s most liquid market
Example: GDF Transaction -Transatlantic Option
Agreements to establish a framework of sales and
purchases of LNG into the European and North
American markets

LNG Gateway

CHENIERE

Optional Ex-Ship Sale of LNG

Optional Sale | My Account | Support

Month	NYMEX Henry Hub	ICE NBP	Spread	Change In Spread
Apr 08	7.909	7.148	0.761	•
May 08	7.874	6.846	1.028	•
Jun 08	7.959	6.325	1.634	•
Jul 08	8.056	6.315	1.741	•
Aug 08	8.124	6.214	1.910	•
Sep 08	8.177	6.184	1.993	•
Oct 08	8.297	7.043	1.254	•
Nov 08	8.752	8.261	0.491	•
Dec 08	9.207	8.836	0.371	•
Jan 09	9.484	10.177	-0.693	•
Feb 09	9.484	9.937	-0.453	•
Mar 09	9.234	8.803	0.431	•
Apr 09	8.154	7.176	0.978	•
May 09	8.049	6.871	1.178	•
Jun 09	8.119	6.719	1.400	•
Jul 09	8.199	6.700	1.499	•
Aug 09	8.253	6.764	1.489	•
Sep 09	8.292	6.792	1.500	•

ice NYMEX NEW YORK MERCANTILE EXCHANGE

Prices are delayed at least 30 minutes
(CLICK TO READ PRICE DISCLAIMER)

9
8
7
6
Apr 08

Month	NYMEX Henry Hub	ICE NBP	Spread
Oct 08	$ 8.297	$ 7.043	$ 1.254

Cargo Size (CM): 175,000

Discount: 5.75

Spread Option Value: $ 1.514

Offer %: 100 %

Option Premium (USD): $ 1.514

Offer Good Through: 13 Aug 2007

CONTINUE

© 2007 Cheniere Energy, Inc

CHENIERE

22 LNG Gateway Months with negative spreads still have positive put option values *As of August 10, 2007

Cheniere Growth Strategy
Pursue acquisitions for Cheniere Energy Partners, L.P.
(AMEX: CQP)
Continue asset development: terminals and pipelines
Develop a balanced supply portfolio for Cheniere
Marketing between long-term IPA’s and LNG Gateway
exposure to the spot, option and short-term markets

Condensed Balance Sheet
Cheniere Energy Other Cheniere Consolidated
Partners, L.P. Energy, Inc. (1) Cheniere Energy, Inc.
Unrestricted cash - $                  711 $               711 $
Restricted cash and securities 998 21 1,019
Property, plant and equipment 879 272 1,151
Goodwill and other assets 58 145 203
Total assets 1,935 $             1,149 $               3,084 $
Deferred revenue and other liabilities 84 $                 65 $                  149 $
Long-term debt 2,032 725 2,757
Minority interest - 301 301
Equity (181) 58 (123)
1,935 $             1,149 $               3,084 $
(1) Includes intercompany eliminations.
June 30, 2007
(unaudited, in millions)